UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2008

Unigene Laboratories, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-16005	22-2328609
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

110 Little Falls Road, Fairfield, New Jersey	07004
(Address of principal executive offices)	(Zip Code)

(973) 882-0860

(Registrant’s telephone number, including area code)

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On May 10, 2008, Unigene Laboratories, Inc. (the “Company”) entered into a common stock purchase agreement (the “Stock Purchase Agreement”) pursuant to which the Company agreed to sell 1,080,000 shares of Company common stock, par value $0.01 per share (the “Shares”), at a price of $1.86 per share to Tin Lon Investment Limited (“TLIL”), a Hong Kong limited liability company that is a wholly-owned subsidiary of China Pharmaceutical Group Limited (“CPG”), a Hong Kong limited liability company listed on the main board of the Hong Kong Stock Exchange, in a private placement (the “Private Placement”). A copy of the press release issued by the Company announcing the Private Placement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The closing of the sale of the Shares to TLIL and the payment to the Company of the aggregate purchase price therefor (the “Closing”) is expected to occur on or before May 15, 2008, subject to the satisfaction of certain customary conditions as indicated in the Stock Purchase Agreement.

The foregoing summary of the Private Placement is qualified in its entirety by the full text of the Stock Purchase Agreement, which is attached hereto as Exhibit 10.1, and is incorporated herein by reference.

CPG owns 55% of Unigene Biotechnology Co. Ltd. (the “Joint Venture”), a legal entity originally formed by the Company and Shijiazhuang Pharmaceutical Group Corporation (“SPG”), a legal entity established under the laws of the People’s Republic of China and the parent of CPG, pursuant to that certain Joint Venture Contract dated June 15, 2000. The remaining 45% of the Joint Venture is owned by the Company. In addition, as disclosed by the Company in a Current Report on Form 8-K filed with the Securities and Exchange Commission on April 28, 2008, which report is incorporated herein by reference, the Company has entered into recent agreements with SPG, which were assigned by SPG to CPG, relating to the Joint Venture and the licensing of certain technology by the Company to the Joint Venture.

Item 3.02 Unregistered Sales of Equity Securities.

On May 10, 2008, the Company entered into the Stock Purchase Agreement and agreed to sell the Shares to TLIL pursuant thereto. Pursuant to the Stock Purchase Agreement, the Company is to receive at the Closing gross proceeds of $2,008,800.

The Company intends to issue the Shares in an offshore transaction not involving a public offering in reliance on the exemption provided by Section 4(2) of the Securities Act of 1933, as amended (the “Act”) and Regulation S promulgated thereunder. Further information required by this item is incorporated herein by reference from Item 1.01 above.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Document Description
10.1	Stock Purchase Agreement, dated as of May 10, 2008

99.1	Press Release, dated May 12, 2008

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIGENE LABORATORIES, INC.

By:	/s/ Warren P. Levy
Warren P. Levy, President

Date: May 12, 2008